Prospectus Supplement	February 19, 2021

Putnam Emerging Markets Equity Fund
Prospectus dated December 30, 2020

Effective February 26, 2021, the section Your fund’s management is deleted in its entirety and replaced with the following:

Your fund’s management
Investment advisor
Putnam Investment Management, LLC

Portfolio manager
Brian Freiwald
Portfolio Manager, portfolio manager of the fund since 2019

Sub-advisors
Putnam Investments Limited*
The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Effective February 26, 2021, the eleventh paragraph under the sub-section The fund’s investment manager in the section Who oversees and manages the fund? is deleted in its entirety and replaced with the following:

Putnam Management and PIL have retained their affiliate PAC to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management or PIL, as applicable. PAC is not currently managing any fund assets. If PAC were to manage any fund assets, Putnam Management (and not the fund), would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average NAV of any fund assets managed by PAC. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at 100 Federal Street, Boston, MA 02110, with additional investment management personnel located in Singapore.

Effective February 26, 2021, the following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio manager in the section Who oversees and manages the fund?:

• Portfolio manager. The officer of Putnam Management identified below is primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio manager	Joined fund	Employer	Positions over past five years
Brian Freiwald	2019	Putnam Management	Portfolio Manager
		2011–Present	Previously, Analyst

The SAI provides information about this individual’s compensation, other accounts managed by this individual and this individual’s ownership of securities in the fund.

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